Exhibit 10.48

EXECUTION

AMENDMENT NUMBER THIRTEEN

to the

MASTER REPURCHASE AGREEMENT

Dated as of December 9, 2010,

among

PENNYMAC CORP., PENNYMAC MORTGAGE INVESTMENT TRUST HOLDINGS I, LLC and

PENNYMAC LOAN SERVICES, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER THIRTEEN (this “Amendment Number Thirteen”) is made this 26th day of September 2013 among PENNYMAC CORP. (“PMAC Corp.”) and PENNYMAC MORTGAGE INVESTMENT TRUST HOLDINGS I, LLC (“PMIT Holdings”, together with PMAC Corp., each a “Seller” and jointly and severally, the “Seller” or “Sellers”), PENNYMAC LOAN SERVICES, LLC (“Servicer”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of December 9, 2010, among Sellers, Servicer and Buyer, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, on October 1, 2013 PMIT Holdings shall legally change its name to PennyMac Holdings, LLC and Buyer and Sellers agree to amend the Agreement to reflect such name change as more specifically set forth herein; and

WHEREAS, as of the date hereof, each Seller and Servicer represents to Buyer that the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Effective as of October 1, 2013 (the “Amendment Effective Date”), the Agreement is hereby amended as follows:

(a) The Agreement is hereby amended by replacing each reference to (i) “PennyMac Mortgage Investment Trust Holdings I, LLC” with “PennyMac Holdings, LLC” and (ii) “PMIT Holdings” with “PMAC Holdings”.

(b) Section 9(b) of the Agreement is hereby amended by adding new clauses (xvii) and (xviii) thereto as follows:

(xvii) Buyer shall have received any amendment (duly executed and delivered by each party thereto) to any other Program Document if requested by Buyer to reflect legal name change of PennyMac Mortgage Investment Trust Holdings I, LLC to PennyMac Holdings, LLC.

(xviii) No later than October 31, 2013, Buyer shall have received a certified copy of the amendment to the certificate of formation of PennyMac Mortgage Investment Trust

Holdings I, LLC or other document filed with the Secretary Of State of Delaware evidencing the legal name change of PennyMac Mortgage Investment Trust Holdings I, LLC to PennyMac Holdings, LLC.

(c) Section 13 of the Agreement is hereby amended by adding new clause (qq) thereto as follows:

(qq) Name Change. Sellers shall cooperate with all requests from Buyer and any other party to any of the Program Documents with respect to amending any such Program Document to reflect the legal name change of Pennymac Mortgage Investment Trust Holdings I, LLC to PennyMac Holdings, LLC. On or prior to October 31, 2013, Sellers shall deliver a certified copy of the amendment to the certificate of formation of PennyMac Mortgage Investment Trust Holdings I, LLC or other document filed with the Secretary Of State of Delaware evidencing the legal name change of PennyMac Mortgage Investment Trust Holdings I, LLC to PennyMac Holdings, LLC.

SECTION 2. Further Assurances. Each of Buyer and Sellers agree that each reference to (i) “PennyMac Mortgage Investment Trust Holdings I, LLC” in each Program Document is hereby amended to be “PennyMac Holdings, LLC” and (ii) “PMIT Holdings” in each Program Document is hereby amended to be “PMAC Holdings.”

SECTION 3. Effectiveness. The effectiveness of this Amendment Number Thirteen is conditioned upon (A) Buyer’s receipt of evidence satisfactory to it in its sole discretion that Seller has received reasonably equivalent amendments from all of its other counterparties, (a) if required pursuant to any repurchase agreement, loan and security agreement or similar credit facility or agreement for borrowed funds entered into by Seller and such counterparty, or (b) if the failure to receive such a amendment would result in a default or event of default under any such agreement or facility; and (B) the completion of the legal name change from PennyMac Mortgage Investment Trust Holdings I, LLC to PennyMac Holdings, LLC. This Amendment Number Thirteen shall be ineffective to the extent that any such amendment is not obtained and such legal change of name is not completed and in each case evidence thereof provided to Buyer.

SECTION 4. Fees and Expenses. Sellers agree to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Thirteen (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 5. Representations. Each Seller and Servicer hereby represents to Buyer that as of the date hereof, the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 6. Binding Effect; Governing Law. This Amendment Number Thirteen shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER THIRTEEN SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 7. Counterparts. This Amendment Number Thirteen may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 8. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Thirteen need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Sellers, Servicer and Buyer have caused this Amendment Number Thirteen to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

PENNYMAC CORP.
(Seller)

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

PENNYMAC MORTGAGE INVESTMENT TRUST HOLDINGS I, LLC
(Seller)

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

PENNYMAC LOAN SERVICES, LLC,
(Servicer)

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Vice President, Treasurer

CITIBANK, N.A.
(Buyer and Agent, as applicable)

By:	/s/ Susan Mills
Name:	Susan Mills
Title:	Vice President
Citibank, N.A.

Acknowledged:

PENNYMAC MORTGAGE INVESTMENT TRUST

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

Amendment Number Thirteen to Master Repurchase Agreement REIT-NPL